UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):     January 19, 2009

Solitron Devices, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-04978	22-1684144
(Commission File Number)	(IRS Employer Identification No.)

3301 Electronics Way, West Palm Beach, Florida	33407
(Address of Principal Executive Offices)	(Zip Code)

(561) 848-4311

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.   Changes in Registrant’s Certifying Accountant.

(a)           On January 19, 2009, Solitron Devices, Inc. (the “Company”), terminated the engagement of DeLeon & Company, P.A. (“DLC”) as the Company’s independent registered public accounting firm.  The Audit Committee of the Board of Directors of the Company recommended and approved the decision to terminate DLC.

DLC previously audited the Company’s consolidated financial statements for the fiscal years ended February 28, 2007 and February 29, 2008.  DLC reports on the consolidated financial statements of the Company for the fiscal years ended February 28, 2007 and February 29, 2008 did not contain an adverse opinion nor a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with its audits of the Company’s financial statements for the fiscal years ended February 28, 2007 and February 29, 2008, and through the interim period ended November 30, 2008, the Company has had no disagreement with DLC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of DLC, would have caused DLC to make a reference to the subject matter of the disagreements in connection with its reports on the consolidated financial statements for the fiscal years ended February 28, 2007 and February 29, 2008.

A letter from DLC dated January 22, 2009 is attached as Exhibit 16.1 to this Form 8-K ..

(b)           New Independent Registered Public Accounting Firm

The Company’s Audit Committee reviewed the qualifications of several potential applicants and chose Friedman Cohen Taubman & Company, LLC (“FCTC”) as the successor independent registered public accounting firm to be engaged effective January 19, 2009.

Prior to engaging FCTC, neither the Company nor anyone acting on the Company’s behalf consulted FCTC regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company’s financial statements, and no written or oral advice was provided that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issues.

Item 9.01:     Financial Statements and Exhibits

(d)           Exhibits:

16.1	Letter from DeLeon & Company, P.A. dated January 22, 2009 to the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

January 23, 2009	SOLITRON DEVICES, INC.

/s/ Shevach Saraf
Chairman, Chief Executive Officer,
President, Chief Financial Officer
& Treasurer

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter from DeLeon & Company, P.A. dated January 22, 2009 to the Securities and Exchange Commission.